UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  ---------------------------------------------


         Date of Report (Date of earliest event reported): July 26, 2001


                              MODERN RECORDS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 California                         33-40804                      95-3404374
-----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                  Identification Number)


                            1177 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6E 2K3
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 687-6820


                                       N/A
       -------------------------------------------------------------------
          (Former names or former address, if changed from last report)





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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 26, 2001, pursuant to consent of the Board of Directors, the Company approved the engagement of Telford Sadovnick, P.L.L.C., as its independent auditors for the fiscal year ending October 31, 2000, and in the subsequent interim period to replace Hollander, Lumer & Co., LLP, who were dismissed as of that date. The full Board of Directors approved the change in auditors on the same date.

The report of Hollander, Lumer & Co., LLP, on the Company's financial statements for the last fiscal year audit, which was October 31, 1999, did not contain an adverse opinion or a disclaimer of opinion and was not qualified (except that of a going concern) or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the year ending October 31, 1998 and 1999, and any subsequent interim period preceding the date of change, there were no disagreements with Hollander, Lumer & Co., LLP, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hollander, Lumer & Co., LLP, would have caused Hollander, Lumer & Co., LLP, to make reference to the matter in their report.

The Company has requested Hollander, Lumer & Co., LLP, to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 27, 2001, is filed as Exhibit 1 to this Form 8-K, as required by Item 304(a)(3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None

         (b)      Pro Forma Financial Information.

                  None

         (c)      Exhibits

                  16.1     Letter re change in Certifying Accountant.


Dated:   August 3, 2001

                                            MODERN RECORDS, INC.


                                            By:  /s/ Johan Grandin
                                                 ------------------------------
                                                     Johan Grandin
                                                     Chief Financial Officer


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                             INDEX TO EXHIBITS


     Exhibit No.                                     Description
     -----------                      ------------------------------------------

       16.1                           Letter re change in Certifying Accountant.